                                                                   EXHIBIT 10.16

                   ASSIGNMENT OF REAL ESTATE LEASE AS SECURITY

This Agreement is made and entered into this 1st day of April, 1996 by and between NATIONAL CITY BANK, COLUMBUS, a national banking association 155 East Broad Street, Columbus, Ohio 43251 (hereinafter "Assignee"), and SAGI REALTY LTD., an Ohio limited liability company (hereinafter "Assignor").

                                   WITNESSETH:

WHEREAS, Assignor is presently the owner of certain real estate located at 57 South Robinwood Avenue, Whitehall, Ohio 43213 aka 3883 East Broad Street, Whitehall, Ohio 43213 and as more accurately described on the attached Exhibit A which is made a part hereof; and

WHEREAS, Assignor has heretofore mortgaged to the Assignee said land and premises which are described in a mortgage, incorporated herein by reference, dated April 1, 1996, which mortgage is recorded in the Office of the Recorder for Franklin County, State of Ohio, in Mortgage Record Volume __, Page ___________, as security for a Promissory Note ("Note"), dated April 1, 1996, executed by Assignor, in the amount of Two Million Dollars ($2,000,000.00) payable to Assignee; and

WHEREAS, said real estate is subject to a certain Real Estate Lease ("Lease") dated April 1, 1996 from Assignors (as "Landlord" therein) to Safe Auto Insurance Company, an Ohio corporation (as "Tenant" therein) for a full term of ten (10) years, commencing on August 1, 1996, and ending on August 31, 2006, a copy of which lease is attached hereto as "Exhibit A" and incorporated herein by reference; and

WHEREAS, it is the intent and desire of Assignor to assign over to Assignee all of its rights, title and interest in and to the aforementioned lease including the right to receive all rentals thereunder, as additional security and collateral for the Note.

NOW THEREFORE, in consideration of the mutual covenants contained herein, and for other good and valuable consideration, the parties hereto agree as follows:

1. For valuable consideration and as additional collateral and security for the repayment for the aforementioned Note, Assignor hereby sells, assigns, transfers and sets over to Assignee with recourse, all of the rights, title and interest of Assignor in and to the aforementioned lease, including but not limited to the right to receive all rentals thereunder, and including also all the rights and powers of Assignor thereunder, and hereby authorizing Assignee either in its own name or in the name of the Assignor to institute such legal proceedings or otherwise take such actions to enforce all such rights, powers or privileges as Assignor might have otherwise instituted or taken save for this assignment; provided however, that Assignee shall be under no obligation to do or perform any of the duties and obligations of Assignor as the Landlord under said Lease, notwithstanding the execution of this assignment.

2. Assignor agrees to collect and hold in trust for Assignee all rentals paid by Tenant under said Lease, if requested to do so in writing by Assignee, and to promptly pay over the same to Assignee at such times and in such amounts as directed by Assignee to be applied upon the above-mentioned Note

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      in the same manner as all other payments thereon by Assignor and in accord with the terms and provisions of said Note.

3. Assignor agrees that all executed original counterparts of said Lease shall, upon request by the Assignee, be endorsed to reflect the execution of this assignment.

4.    Assignor hereby warrants and represents to Assignee as follows:

      (a) That the Lease is the only lease agreement executed by them pertaining to the leased premises described therein, and that the Lease is presently in full force and effect;

      (b) That they have full power to assign said Lease and they have not heretofore assigned, alienated or otherwise disposed of, or encumbered said Lease;

      (c) That Tenant under said Lease is not presently in default in any respect whatsoever;

      (d) That they will fully and completely continue to do and perform each and every duty and obligation imposed upon them by the terms and provisions of said Lease as therein provided and that they are not presently in default in any respect thereunder;

      (e) That they have no knowledge of any facts which impair the validity of said Lease or which would render said Lease less valuable.

5.    Assignor hereby covenants and agrees with Assignee as follows:

      (a) That they will not create any lien or encumbrance against their interest in and to said Lease nor further assign said Lease without the prior written consent of Assignee;

      (b) That they will not modify, terminate or renew said Lease without the prior written consent of Assignee.

6. This assignment is executed only as additional collateral and security for the above-mentioned Note, and shall not subject Assignee to, or transfer or pass, any liability of Assignor under said Lease, it being clearly understood by and between the parties hereto that all of the obligations and duties of Assignor thereunder to Tenant shall be and remain in full force only against Assignor and not against Assignee, and Assignor hereby covenants and agrees to indemnify and save Assignee harmless from any and all claims, demands, actions, or liability arising out of any alleged nonperformance or nonobservance of Assignor as the named Landlord therein, including reasonable expenses of defending any such matters. No claim of Assignee hereunder shall be deemed waived because of failure of Assignor to perform their duties or obligations under said Lease.

7. Assignor hereby ratifies and confirms that this assignment shall be binding upon the parties hereto and their respective successors, heirs and assigns and shall inure to the benefit of Assignee and its respective successors and assigns.

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8.    Assignor hereby covenants and agrees to execute and deliver to Assignee, upon demand, any and all instruments that Assignee may deem advisable at any time to carry out the purpose and intent of this assignment or to enable Assignee to enforce any right it may now have or in the future acquire under any of the terms hereof.

9. This assignment is made with full recourse and remedy by Assignee against Assignor, their heirs, successors or assigns, for any breach by Tenant of any of the terms, provisions and conditions on its part to be performed as such Tenant under said Lease including the payment of rentals thereunder, but nothing herein shall be construed as an assumption by Assignor of any of the obligations of said Tenant thereunder.

10. Upon the full discharge and satisfaction of the aforementioned Note, this assignment and all of the rights and powers, privileges and other benefits herein granted to Assignee shall be immediately terminated, and this assignment shall be absolutely null and void.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed in manner and form sufficient to bind them at Columbus, Ohio, as of the day and year first above written.

                                          ASSIGNOR

                                          SAGI REALTY LTD.

                                          By: Safe Auto Group, Inc.
                                              an  Ohio  Corporation, a Member

                                          /s/ Ari Deshe
                                          --------------------------------------
                                          By: Ari Deshe, President

                                          By: Safe Auto Group Agency, Inc.
                                              an  Ohio  Corporation, a Member

                                          /s/ Ari Deshe
                                          --------------------------------------
                                          By: Ari Deshe, President

                                          ASSIGNEE

                                          NATIONAL CITY BANK, COLUMBUS

                                          By: /s/ Brian T. Strayton
                                              ----------------------------------
                                          Its: Vice President

                           ACKNOWLEDGEMENT AND CONSENT

The undersigned, Ari Deshe, in his capacity as President of Safe Auto Insurance Company, an Ohio Corporation, Tenant in the aforementioned Lease, hereby consents to the foregoing assignment and acknowledges that its obligations to pay rent and other amounts due under said Lease are absolute and unconditional, and not affected by any setoff, counterclaim, abatement, defense, suspension or other rights whatsoever, and further agrees to remit any and all such payments directly to Assignee, as above named, upon receipt of written notice to do so, and to otherwise comply with all written instructions from said Assignee according to the provisions of said Lease.

Signed at Columbus, Ohio, this 1st day of April, 1996.

                                          TENANT:

                                          Safe Auto Insurance Company

                                          By: /s/ Ari Deshe
                                              ----------------------------------
                                          Its: President

                             OFFICE LEASE AGREEMENT

THIS OFFICE LEASE AGREEMENT is made and entered into on this 1st day of April, 1996 by and between SAGI Realty Ltd., a(n) Ohio limited liability company (hereinafter referred to as "Landlord") and Safe Auto Insurance Company, a(n) Ohio corporation (hereinafter referred to as "Tenant").

      1. PREMISES: Landlord, in consideration of the rent to be paid and the covenants to be performed by Tenant, does hereby demise and lease unto Tenant, and Tenant hereby rents from Landlord, the following premises in the office building (which building, together with the real estate upon which it is located, and all improvements located thereon shall hereinafter be referred to as the "Building"), located in the City of Whitehall, County of Franklin and State of Ohio, being approximately 42,000 square feet of rentable area (said office suite shall hereinafter be referred to as the "Premises"), as shown on the plan attached hereto and made a part hereof.

      2. TERM: The term of this Lease and Tenant's obligation to pay rent hereunder shall commence on the 1st day of August, 1996 (the "commencement date"), and shall terminate on the 31st day of August, 2006, unless sooner terminated as hereinafter provided. The term "lease year" as used herein shall mean a period of twelve (12) consecutive full calendar months. The first lease year shall begin on the date of commencement of the term hereof. Each succeeding lease year shall commence on the first anniversary date of the first lease year.

      If the Premises or the Building are not completed at the commencement date and possession of the Premises is not delivered to Tenant by the commencement date, Tenant waives any claim for damages due to such delay, and Landlord waives payment of any rental until it delivers possession to Tenant and in such event this Lease shall commence on the first day of the calendar month following delivery of possession of the Premises to Tenant, which day shall become the "commencement date". A letter signed by the parties shall memorialize any commencement date so delayed, within ten (10) days of same.

      If the Premises are delivered to Tenant and Tenant accepts possession on a date earlier than the commencement date, rental for such prior interim period shall be paid in advance at the rate of $20,833.00 per month, prorated for any fractional part of a month, but such earlier taking or possession shall not change the termination date of this Lease.

      3. RENTAL: Tenant agrees to pay Landlord, as fixed annual rental hereunder during the term of this Lease, the sum of Twelve Dollars ($12.00) per square foot. At commencement of this Lease Tenant shall occupy 20,000 square feet. At the commencement of the Lease, Tenant shall pay to Landlord Two Hundred and Twenty Four Thousand Dollars ($240,000.00), payable in equal, consecutive monthly installments of Twenty Thousand Dollars ($20,000.00). Tenant shall have the option to lease additional square footage up to 45,000 square feet at a the then current square footage rate.

      The fixed annual rental shall be increased by the percentage increase, if any, in the Consumer Price Index for All Urban Consumers (1982-84 = 100) US City Average, All Items (hereinafter the "Index") for each lease year after the first lease year. Such increases shall be calculated based upon the Index for the month preceding by three (3) months the commencement of each lease year. If the Index is not published by the Bureau of Labor Statistics or another governmental agency at any time during the term of this Lease, or if the Index is otherwise renamed, discontinued or superseded, then the calculations based on the Index shall be made using the most closely comparable statistics on the purchasing power of the consumer dollar as published by a responsible financial authority and selected by Landlord.

      All payments of fixed rental to be paid by Tenant to Landlord hereunder during the term of this Lease shall be due on or before the first day of each month, in advance, at the offices of Safe Auto Insurance Company, or such other place as Landlord may from time to time designate, without any prior demand therefor and without any deductions or setoffs whatsoever. In the event any rental payment is not received on or before the fifth calendar day after it is due, Tenant shall immediately pay as additional rent, without additional demand or notice, a late charge of ten percent (10%) of the amount of the overdue rental payment.

      All costs and expenses which Tenant assumes or agrees to pay to Landlord pursuant to this Lease shall be deemed additional rent, and in the event of nonpayment, Landlord shall have all the rights and remedies herein provided for in case of nonpayment of rent.

      4. USE: The Premises shall be used by Tenant for insurance company operations, and for no other purpose. Tenant shall, at its own expense, comply with all laws, orders and ordinances respecting all matters of occupancy, condition or maintenance of the Premises, and Tenant shall indemnify and hold Landlord harmless from any and all costs or expenses on account of Tenant's use and occupancy of the Premises. Tenant shall procure and maintain all licenses and permits legally necessary for the operation of Tenant's business and allow Landlord to inspect same on request. Tenant shall be responsible for compliance with the Americans with Disabilities Act with respect to the Premises.

      5. SERVICES FURNISHED: Landlord covenants and agrees to furnish the following services to the extent required for comfortable occupancy and use of the Premises during reasonable and customary business hours: (a) electricity for lighting and the operation of ordinary office appliances, including "desktop" computers (large computers and data processing equipment are among the types of equipment which are not considered ordinary office appliances and Landlord reserves the right to require Tenant to separately meter its equipment having high electric usage, or to make a reasonable additional charge therefor); (b) elevator service; (c) air conditioning and heat; (d) repairs to the exterior walls, exterior doors, windows, corridors and public areas necessary to keep such portions of the Building in a safe, clean, and neat and attractive condition; (e) repairs to the Building equipment, such as elevators, plumbing, heating, air conditioning and similar equipment, necessary to keep the same in good operating condition; (f) repairs to interior walls, floors and ceilings installed by Landlord in the Premises if such repairs are made necessary by defects in construction; and (g) janitorial service.

      Landlord shall not be liable directly or indirectly for any damage or inconvenience caused by the installation, use or interruption of use of electricity, elevator service, air conditioning, heating or plumbing service occasioned by fire, accident, strikes, labor troubles, necessary maintenance, alterations, repairs or other causes beyond Landlord's reasonable control, including but not limited to, curtailments, shortages and emergencies regarding utility services, nor caused by Tenant, or Tenant's employees, invitees, or those acting under Tenant.

      6. TENANTS COVENANTS: Tenant covenants and agrees as follows:

      (a) Tenant shall pay the rent herein required;

      (b) Subject to the provisions of paragraph 8 hereof, Tenant accepts the Premises in their present condition as suited for the use intended by Tenant, and shall make and pay for all repairs to the Premises not required above to be made by Landlord, and shall pay the cost of all remodeling, redecorating, painting, alterations and/or additions required by Tenant during the term of this Lease;

      (c) Tenant shall report in writing to Landlord any defective condition in the Premises which Landlord is required to repair;

      (d) Tenant shall pay for any repairs to the Building or Building systems made necessary by any misuse, negligence or carelessness of Tenant, its employees, agents, patrons or invitees;

      (e) Tenant shall bear the risk of loss and damage to all personal property of Tenant located upon the Premises and agrees that (i) Landlord shall not be liable for any injury, death, loss or damage to person or property occurring upon the Premises, and (ii) Tenant shall save Landlord harmless from all claims, loss, cost (including reasonable attorney's fees) and damages arising from Tenant's use and occupancy of the Building;

      (f) Tenant shall operate its business in a reasonable manner so as not to disturb other occupancy of the Building or to damage, destroy or cause waste of the Premises.

      (g) Tenant shall conform to all the Rules and Regulations set forth in Exhibit "A", attached hereto and made a part of this Lease; and

      (h) Tenant shall notify Landlord in writing of any accident occurring within the Premises.

      7. INSURANCE: Tenant agrees that, at its own cost and expense, it shall procure and continue in force, in the names of Landlord and Tenant, general liability insurance against any and all claims for injuries to persons or damage to property occurring in, about or upon the Premises, including the interior and exterior common areas, and including all damage from signs, fixtures or other appurtenances, now or hereafter erected upon the Premises, during the term of this Lease. Such insurance shall at all times be in an amount not less than Five Hundred Thousand Dollars ($500,000.00) on account of bodily injury to or death of one (1) person and One Million Dollars ($1,000,000.00) on account of bodily injuries to or death of more than one person as a result of anyone accident or disaster, and One Hundred Thousand Dollars ($100,000.00) for property damage in any one accident. Tenant also agrees to maintain in full force throughout the term of this Lease policies of casualty insurance, including extended coverage, on all fixtures, equipment and other property of Tenant located in the Premises. Such insurance shall be in amounts equal to the replacement value of such fixtures, equipment and other property.

      Such liability and casualty insurance policies shall be written by a company or companies authorized to engage in the business of general liability, casualty and extended coverage insurance in the State of Ohio, and a certificate thereof shall be delivered to Landlord at least fifteen (15) days prior to the time such insurance is required to be carried by Tenant; and thereafter at least fifteen (15) days prior to the expiration of any such policies. All such policies shall bear an endorsement stating that the insurer agrees to notify Landlord not less than fifteen (15) days in advance of modification or cancellation thereof.

      Tenant hereby waives any claim which it has against the Landlord to the extent any such matter is required to be covered by insurance by Tenant, and further agrees that all policies of insurance to be kept and maintained in force by Tenant shall contain provisions in which the rights of subrogation against Landlord are waived by the insurance company or carriers insuring the Premises or property in question.

      8. LANDLORD'S IMPROVEMENTS: Prior to the commencement of the term of this Lease, Landlord shall make, or cause to be made, at Landlord's cost and expense, improvements and alterations to the Premises as more particularly described on Exhibit "B", attached hereto and made a part hereof. Except for the items listed on said Exhibit "B", the Premises are leased to Tenant in an "as is" condition and Tenant acknowledges that Landlord has made no warranty or representation with respect to the condition or suitability of the Premises, except as set forth herein.

      9. ALTERATIONS: Except with the prior written consent of Landlord, Tenant will not make, or permit anyone to make, any alterations in or additions to the Premises; nor will it install any equipment of any kind that will require any alterations in or additions to the water system, plumbing system, heating system, air conditioning system, or the electrical system or the use of such systems. When such consent shall be given, all such work shall be all Tenant's expense and at such times and in such manner as Landlord may designate. Tenant shall not permit any mechanic's or materialmen's liens to attach to the Premises, the Building or this leasehold interest. If any such alterations, additions or installations are made without such consent or contrary to the time and manner designated by Landlord, Landlord may correct or remove them and Tenant shall be liable for any and all expenses incurred by Landlord in the performance of this work. All alterations, additions or installations made by Tenant shall, unless Landlord elects otherwise, become the property of Landlord and shall remain upon the Premises. In the event Landlord shall elect otherwise, such alterations, additions or installations shall be removed by Tenant at the end of the term hereof, and Tenant shall repair any damage caused by such removal, all at Tenant's sole cost and expense.

      10. RIGHT OF ENTRY: Landlord may enter the Premises at reasonable hours to exhibit same to others, to inspect the Premises, to make repairs required of Landlord, or to install, modify, repair or replace any fixtures or other construction affecting the Premises, any adjoining space or the Building. Landlord may, within six (6) months next preceding the expiration date of the term, enter, place and maintain notices for letting the Premises, free from hindrance by or control of Tenant.

      11. ASSIGNMENT AND SUBLETTING: Tenant will not assign or encumber this Lease, or sublet, or suffer or permit the Premises or any part thereof to be used by others, without the prior written consent of Landlord, which consent may be granted or withheld in Landlord's sole discretion. If, with such consent, this Lease be assigned or sublet, or any part of the Premises be used by others, Landlord may, in event of default of Tenant, collect rent from the assignee, subtenant or user, and apply the net amount received to the rent herein reserved, but no such assignment, subletting, use or collection shall be deemed a waiver of this covenant or a release of Tenant from its obligations under this Lease. The consent by Landlord to an assignment, encumbrance, subletting or other use will not be construed to relieve Tenant from obtaining the prior written consent of Landlord to any further assignment, encumbrance, subletting or other user, nor shall the same relieve Tenant from liability hereunder.

      12. DESTRUCTION:

      (a) If Premises shall be partially damaged by fire or other cause without the fault of Tenant, its employees, agents patrons, or invitees, the damages will be repaired by and at the expense of Landlord and, until such repairs shall be made, the rent will be apportioned, and that portion of the rent which covers the part of Premises not usable by Tenant will be abated. If, however, such partial damage is due to the fault of the Tenant, its employees, agents, patrons, or invitees, then, without prejudice to any other rights of Landlord, the damage shall be repaired by Landlord, but there will be no apportionment or abatement of rent. No penalty shall accrue for reasonable delay which may arise by reason of adjustment of insurance on the part of Landlord and/or Tenant.

      (b) If the Premises are rendered wholly untenantable by fire or other cause, and if Landlord shall decide not to restore the same, Landlord may within sixty (60) days after such fire or other cause, give Tenant a notice in writing of such decision and thereupon the term of this Lease will terminate on the third day after such notice is given to Tenant. Upon such termination Tenant's liability for rent from and after the date of such casualty shall cease.

      (c) Wherever an apportionment of rent is appropriate hereunder, said apportionment shall commence upon delivery of the unrestricted possession of said Premises to the Landlord for rebuilding and shall end upon the return of the Premises substantially completed as in this Lease required.

      13. EMINENT DOMAIN: If the whole or any part of the Premises or the Building shall be acquired or condemned by eminent domain for any public or quasi-public use or purpose, then the term of this Lease shall, at the option of Landlord, terminate as of the date of title vesting in the appropriating party to such proceeding, and Tenant shall have no claim against Landlord or the condemning authority for the value of any unexpired term of said lease or otherwise, and any award made pursuant to such proceeding shall belong solely to Landlord. In the event Landlord elects not to terminate, Landlord shall, at Landlord's cost, restore the Building and/or the Premises to a complete unit and this Lease shall continue, with abatement of rental based upon the amount of floor space available after such restoration. During such repairs and restoration, rental shall be abated based upon the proportion of the Premises not usable by Tenant, if any, during such restoration period.

      14. DEFAULT: In the event that (a) the fixed rent, additional rent or other charges required by this Lease are not paid within ten (10) days after the date due; (b) Tenant fails to comply with any term, provision, condition or covenant of this Lease (other than the payment of fixed rent, additional rent, or other charges), and Tenant shall not cure such default within fifteen (15) days after notice to Tenant of such failure to comply; (c) the Premises shall be deserted or vacated; (d) any petition is filed by or against Tenant under any section or chapter of any bankruptcy act; (e) Tenant shall become insolvent or make a transfer in fraud of creditors; (f) Tenant shall make an assignment for the benefit of creditors; (g) a receiver of trustee is appointed for a substantial part of the assets of Tenant and within thirty (30) days thereafter Tenant fails to secure a discharge thereof; or (h) this leasehold interest of Tenant is levied upon under execution, then, in any such events, Landlord shall have the option to do any of the following in addition to and not in limitation of any remedy permitted by law or by this Lease:

            (a) Terminate this Lease, in which event Tenant shall immediately surrender the Premises to Landlord, but if Tenant fails to do so, Landlord may, without further notice, enter upon the Premises and expel or remove Tenant and Tenant's effects, by force and without court proceedings, and without being liable to prosecution or any claim for damages therefor; and Tenant agrees to indemnify Landlord for all loss and damage which Landlord may suffer by reason of such Lease termination, whether through inability to relet the Premises or through decrease in rent or otherwise.

            (b) Enter upon the Premises as the agent of Tenant, without being liable to prosecution or any claim for damages thereon, and relet the Premises as the agent of Tenant, and receive the rent therefor and Tenant shall pay Landlord any deficiency that may arise by reason of such reletting, together with Landlord's expenses incurred in such reletting, on demand at any time and from time to time.

            (c) Refrain from terminating this Lease but terminate Tenant's right of possession until such default is cured, either by legal action or by force and without court proceedings, and in such case Landlord may enforce against Tenant the provisions of this Lease for the unexpired term hereof.

            (d) Declare all rent and other payments for the entire unexpired term of this Lease at once due and payable, and if not paid forthwith upon Lessor's demand, then to resort to legal process for collection of all accelerated payments due under this Lease.

            (e) Recover, in addition to any other damages set forth in this Lease or permitted at law or equity, all of Landlord's expenses incurred with respect to Tenant's default, including without limitation reasonable attorney's fees, commissions, and costs of repair, renovation or alteration of the Premises.

            (f) Take any other actions or remedies permitted by law.

15. PERSONALTY OF TENANT: If Tenant shall not remove all its effects from the Premises upon termination of this Lease. Landlord may at its option remove all or part of said effects in any manner that Landlord may choose, and store the same without liability to Tenant for loss or damage thereof, and Tenant shall be liable to Landlord for all expenses incurred in such removal and storage of such effects. Upon termination of this Lease wherein Tenant shall be liable in any amount to Landlord, Landlord shall have a lien upon the personal property and effects of Tenant on said Premises, and Landlord may at its option, without notice, sell at private sale all or part of said property and effects for such price as Landlord may deem best and apply the proceeds of such sale upon any amounts due under this Lease from Tenant to Landlord, including the expenses of the removal and sale.

16. SUBORDINATION: This Lease and any changes or amendments hereto or any renewal or extensions hereof are subject and subordinate to all underlying leases and mortgages which may now or hereafter affect the Premises or the Building. This clause shall be self-operative and no further instrument or subordination need be required by any mortgagee. In confirmation of such subordination, Tenant shall, if requested by Landlord, execute promptly an instrument having that effect, or any similar instrument, including estoppel certificates, so requested by Landlord.

17. HOLDING OVER: If Tenant remains in possession after expiration of the term hereof, without Landlord's acquiescence and written agreement of the parties, Tenant shall be a month-to-month tenant subject to all the terms and conditions of this Lease except as to rental. Rental during the term of any month-to-month tenancy shall be at the rate of two times the monthly rate in effect during the last month of the prescribed term of this Lease.

18. SURRENDER OF PREMISES: At the termination of this Lease, Tenant shall surrender the Premises in the same condition which existed at the commencement of the term, natural wear and tear excepted. Tenant's obligation to perform this covenant shall survive the expiration or other termination of the term of this Lease.

19. QUIET ENJOYMENT: Tenant, upon paying the rent and observing and performing all the terms, covenants and conditions on its part to be observed and performed, may peaceably and quietly enjoy the Premises, subject to the terms and conditions of this Lease.

20. TRANSFER OF TENANTS: In the event the Premises leased to Tenant are less than 2,000 square feet in area, Landlord reserves the right at its option, and upon giving not less than thirty (30) days written notice in advance to Tenant, to transfer and remove Tenant from the space herein specified to other available space of equal area and equivalent rental in the Building. Landlord shall bear the expense of said removal and transfer as well as the expense of any renovations or alterations necessary to make the new space conform in arrangements and layout with the Premises covered by this Lease.

21. BILLS AND NOTICES: Except as otherwise provided in this Lease, a bill, statement, notice or communication which Landlord may desire or be required to give to Tenant will be deemed sufficiently given or delivered to Tenant if given personally or sent by registered or certified mail addressed to Tenant at the Premises or at the last known address of Tenant. Any written notice by Tenant to Landlord shall be by registered or certified mail addressed to Landlord at the address first hereinabove given for payment of rent, or at such other address as Landlord shall designate by written notice. The time of giving such bill, statement, notice or communication shall be deemed to be the time when same is delivered in person or mailed by either Landlord or Tenant.

22. RULES AND REGULATIONS: Tenant covenants and agrees to conform, at all times, to the Rules and Regulations made or hereinafter made by Landlord for the management of the Building, its appurtenances, furnishings, fixtures, and for the delivery of goods, merchandise, and other articles, by tradespeople and other persons. A copy of the presently existing Rules and Regulations is attached hereto and is hereby made a part of this Lease. Said Rules and Regulations may be reasonably amended, altered or changed by Landlord from time to time, as Landlord deems necessary, and such amended Rules and Regulations shall be deemed in effect when delivered to Tenant at the Premises.

23. LIABILITY OF LANDLORD: If Landlord shall fail to perform any covenant, term or condition of this Lease upon Landlord's part to be performed and, as a consequence of such default, Tenant shall recover a money judgment against Landlord, such judgment shall be satisfied only out of the proceeds of sale received upon execution of such judgment and levied thereon against the right, title and interest of Landlord in the Building, and neither Landlord nor anyone owning an interest in or affiliated with Landlord herein, including the Trustees executing this Lease on behalf of Landlord, shall have any personal liability hereunder.

24. APPLICABLE LAW: Tenant and Landlord agree that this Lease shall be interpreted and construed in accordance with the laws of the State of Ohio.

25. SECURITY DEPOSIT: Intentionally Deleted.

26. BINDING EFFECT: All the terms, conditions and covenants of this Lease shall inure to the benefit of and be binding upon the respective heirs, legal representatives, successors and assigns of the parties hereto.

27. ENTIRE AGREEMENT: This Lease contains the entire agreement of the parties and no representations or agreements, oral or written, not embodied herein or incorporated herein by reference shall be of any force or effect.

28. NUMBER AND GENDER: The word "Tenant" shall be construed to mean tenants where there is more than one tenant, and the necessary grammatical changes to make the provisions hereof apply either to a corporation, individual or partnership, singular or plural, masculine or feminine, will in all cases be assumed as though in each case fully expressed.

29. CAPTIONS: Paragraph captions are used for convenience only, and shall not limit or amplify or otherwise constitute a part of the provisions of this Lease.

IN WITNESS WHEREOF, the parties hereto have caused this Lease to be executed on this 1st day of April, 1996.

Signed and acknowledged
in the presence of:                       LANDLORD:
                                          Safe Auto Insurance Company
                                          a(n) Ohio corporation

/s/ Tod H. Friedman                       By: /s/ Ari Deshe
-----------------------
Print Name: Tod H. Friedman

/s/ BRAIN T. STRAYTON                     ITS: President
------------------------------
Print Name: BRAIN T. STRAYTON

                                          TENANT:
                                          SAGI Realty, Ltd.
                                          a(n)Ohio limited liability company

/s/ Tod H. Friedman                       By: /s/ Jon Diamond
-----------------------
Print Name: Tod H. Friedman

/s/ BRAIN T. STRAYTON                     ITS: Member
-------------------------
Print Name: BRAIN T. STRAYTON

STATE OF OHIO         :
                                          :    SS.
COUNTRY OF FRANKLIN   :

The foregoing instrument was acknowledged before me this 1st day of April, 1996, by ARI DESHE, Safe Auto Insurance Company of _____________________, an Ohio Corporation, for and on behalf of said Corporation.

                                      /s/ William W. Spencer
                                      ----------------------
                                      Notary Public

                                      [Seal]       William W. Spencer
                                                    Attorney at Law
                                              Notary Public, State of Ohio
                                                  My commission has no
                                                    expiration date
                                                  Section 147.03 R.C.


STATE OF OHIO      :
                              :    SS.
COUNTRY OF FRANKLIN   :

The foregoing instrument was acknowledged before me this 1st day of April, 1996, by JONNY DIAMOND, SAGI REALTY, Ltd of ______________________________, an Ohio Limited Liability Company, for and on behalf of said limited liability company.

                                      /s/ William W. Spencer
                                      ----------------------
                                      Notary Public

                                      [Seal]       William W. Spencer
                                                    Attorney at Law
                                              Notary Public, State of Ohio
                                                  My commission has no
                                                    expiration date
                                                  Section 147.03 R.C.

[MYERS SURVEYING COMPANY LOGO]                                       EXHIBIT "A"

2740 East Main Street
Bezley, Ohio 43209-2577           EXHIBIT B
(614) 236-8677
Telefax 236-4859

                                                        May 2, 1995

                                  2,096 Acres

      Situated in the state of Ohio, County of Franklin, City of Whitehall, being part of the tract conveyed to Board of Education, Whitehall city School District of record in Deed Book 575, Page 330 (Recorder's Office Franklin County, Ohio), also being part of Lots 16, 17, and 18 of Lowrie Bros. East Broad Street Acre Allotment the same as numbered and delineated in Plat Book 8, page 18-A of record in said Racorder's Office, and being more particularly described as follows:

      Commencing at the northeast corner of Lot 20 of said Lowrie Bros, East Broad Street Acre Allotment said point also being the intersection of the south line of East Broad Street (66 feet wide) and the west line of Robinwood Avenue (60 feet wide);

      thence, along the south line of said East Broad Street, the north lines of Lots 20 and 19 of said Lowrie Bros. East Broad Street Acre Allotment, South 82 degrees 33 minutes 31 seconds West, 207.03 feet to a solid iron pin found at the northeast corner of said Lot 18 (northwest corner of said Lot 19) THE TRUE POINT OF BEGINNING of the herein described parcel;

      thence, along part of the east line of said Lot 18 (part of the west line of said Lot 19), South 04 degrees 03 minutes 00 seconds West, 300.00 feet to an iron pin set;

      thence, across said Lots 18, 17 and 16, South 82 degrees 32 minutes 31 Seconds West, 310.58 feet to an iron pin set in the west line of said Lot 16 (cast line of Lot 15);

      thence, along part of the west line of said Lot 16 (part of the east line of Lot 15), North 04 degrees 03 minutes 00 seconds East, 300.00 feet to a point in a utility pole at the northwest corner of said Lot 16 (northeast corner of Lot 15) and in the south line of said East Broad Street (passing an iron pin found at 79.63 feet and an iron pin set at 299.00 feet);

                                                      continued....

                                                                     EXHIBIT "A"

                                      Page
                                  2,096 Acres

      thence, along the north lines of said Lots 16, 17, and 18, and the south line of East Broad street, North 82 degrees 32 minutes 31 seconds East, 310.58 feet to the place of beginning CONTAINING 2.096 ACRES (passing an iron pin set at 1.0 foot). Subject, however, to all legal highways, leases, and easements of record, and of records in the respective utility offices.

      The foregoing description was prepared from actual field measurements in May 1995 by Myers surveying Company, Inc.. Iron pins set are 30" X 1" O.D. with an orange plastic cap inscribed "P.S. 6579", unless otherwise noted. Basis of bearings is the south line of Lot 203 Lawrie Bros. East Broad street Acre Allotment as North 85 degrees 56 minutes 30 second West as shown in Deed Book 2944, page 482.

    MYERS SURVEYING COMPANY, INC.

    /s/ R. Eugene Hilligas
    R. Eugene Hilligas, P.S. #7374
    REH/kmh (20040695)

                                              [SEAL]

    NO PLAT REQUIRED
    PLANNING COMMISSION
    CITY OF WHITEHALL, OHIO
    [ILLEGIBLE]      6/1/95
                     ------
                      Date

MYERS SURVEYING COMPANY                                              EXHIBIT "A"

2740 East Main Street
Bexley, Ohio 43209-2577
(614) 235-8677
Telefax 235-4559

                                                   February 12, 1996

                                  2,783, Acres

      situated in the State of Ohio, County of Franklin, City of Whitehall, being all the tracts conveyed to Board of Education, Whitehall city School District of record in Deed Book 2944, Page 482, Deed Book 3877, Page 541 and Deed Book 3034, Page 580 and part of the tracts conveyed to said Board in Deed Book 575, page 330 and Deed Book 707, Page 289, (Recorder's Office, Franklin County, Ohio), also being all of Lot 247 and part of Lots; 203, 16, 17, 18, 19, and 20 of Lowrie Brothers East Broad Street Acre Allotment the same as numbered and delineated in Plat Book 8, Page 18-A of record in said Recorder's Office, and being more particularly described as follows:

      Beginning at on Iron pin found at the southeast corner of said Lot 247 and in the west line or Robinwood Avenue (60 feet wide);

      thence, along the south line of said Lot 247 ( the north line of Lot 248) and part of the south line of Lot 203 (part of the north line of Lot 204) North 85 degrees 56 minutes 30, seconds West, 552.10 feet to an Iron pin found in the south line of said Lot 203 (passing an iron pin found at the southwest corner of said Lot 247 at 405.6 feet and an iron pin found at the southeast corner of the tract conveyed in said Deed Book 3024, Page 580 at 448.10 feet)

      thence, across said Lot 203, North 23 degrees 15 minutes 30 seconds west,
113.14 feet to an iron pin found in the north line of said Lot 203 (the south line of Lot 15), also being the northwest corner of the tract conveyed in said Deed Book 3024, page 580;

      thence, along part of north line of said Lot 203 (part of the south line of Lot 15), S 85 degrees 56 minutes 30 seconds East, 96.92 feet to an iron pin found at the southwest corner of said Lot 16 (southeast corner of said Lot 15 and passing the northeast corner of the tract conveyed in said Deed Book 3024, Page 580 at 1.5 feet);

      thence, along part of the west line of said Lot 16 (part of the east line of said Lot 15), North 04 degrees 03 minutes 00 seconds East, 110.17 feet to an iron pin set; continued...

                                                                     EXHIBIT "A"

                                     Page 2
                                  2,783 Acres

      thence, across said Lots 16, 17, and 18, North 82 degrees 32 minutes 31 seconds East, 310.58 feet to an iron pin set in the east line of said Lot 18 (west line of Lot 9);

      thence, along part of the east line said Lot 18 (part of the west line of said Lot 19); south 04 degrees 03 minutes 00 seconds west, 72.68 feet to an iron pin found;

      thence, across said Lots 19 and 20, South 85 degrees 56 minutes 30 seconds East, 202.8O feet to an iron pin found in the east line of said Lot 20 and the west line of said Robinwood Avenue;

      thence, along part of the east line of said Lot 20, the east line of said Lot 247, and the west line of said Robinwood Avenue, South 04 degrees 03 minutes 00 seconds west, 200.00 feet to the place of beginning CONTAINING 2.793 ACRES. Subject, however, to all legal highways, leases, and statements of record and of records in the respective utility, offices.

      The foregoing description was prepared from actual field measurements. In May 1995 by Myers Surveying Company, Inc., Iron pins set are 30" x 1" O.D. with an orange plastic cap inscribed "P.S. 6579", unless otherwise noted. Basis of bearings is the south line of Lot 203 Lowrie Bros. East Broad street Acre Allotment as North 85 degrees 56 minutes 30 seconds west as shown in Deed Book 2944, Page 482.

      MYERS SURVEYING COMPANY, INC.

      /s/ Joseph P. Myers
      Joseph P. Myers, P.S. 7361
      JPM/adm (20040695)

                                          [SEAL]

                                          [SEAL]